UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41113	98-1592885
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7381 La Tijera Blvd. P.O. Box 452118 Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

(213) 266-7674
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GEEXU	The Nasdaq Global Market
Class A Ordinary Shares	GEEX	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GEEXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On January 21, 2022, Games & Esports Experience Acquisition Corp. (the “Company”) announced that, commencing on January 24, 2022, the holders of units issued in the Company’s initial public offering (the “Units”), each consisting of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share (subject to adjustment), may elect to separately trade the Class A Ordinary Shares and Warrants included in the Units. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Class A Ordinary Shares and the Warrants are expected to trade on the Nasdaq Global Market under the symbols “GEEX” and “GEEXW,” respectively. The Units not separated will continue to trade on the Nasdaq Global Market under the symbol “GEEXU.” Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares and Warrants.

A copy of the press release issued by the Company announcing the separate trading of the Class A Ordinary Shares and the Warrants included in the Units is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits
99.1	Press Release, dated January 21, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Games & Esports Experience Acquisition Corp.

	By:	/s/ Ari Segal
Ari Segal
Chief Executive Officer

Date: January 21, 2022